SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                               Deutsche GNMA Fund


EFFECTIVE ON OR ABOUT MAY 22, 2017, THE PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:

The following information replaces existing disclosure within the "Main investments" sub-heading in the summary section and the "FUND DETAILS" section of the fund's prospectus.



DERIVATIVES. Portfolio management generally may use interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). Portfolio management may, from time to time, seek to enhance returns by employing various strategies to identify interest rate trends across developed markets using derivatives, including interest rate futures contracts, interest rate swaps and foreign currency transactions. In addition, portfolio management generally may use (i) options on GNMA TBAs or total return swaps to seek to enhance potential gains; and (ii) options on interest rate futures or on interest rates to hedge against potential adverse interest rate movements.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following information is added under the "Main Investments" sub-heading within the "FUND DETAILS" section of the fund's prospectus.



For the purpose of complying with the 80% test, the fund does not use the notional value of a derivative instrument, but rather, uses the "mark-to-market" value (i.e., the unrealized net gain or loss on an open derivative instrument) of the derivative instrument. The "mark-to-market" value of a derivative instrument will not be treated as an investment in "Ginnie Maes." By calculating the 80% test on the basis of "mark-to-market" value, rather than the notional value of derivative instruments, the fund may invest a greater percentage of its assets in such derivative instruments than would otherwise be the case.


Although the fund's aggregate notional market exposure from derivatives may equal up to 100% of the fund's assets, the fund normally limits the net notional value of all derivatives instruments, after aggregating the fund's long and short positions, to 20% of the fund's net assets. In addition, the net "mark-to-market" value of all open interest rate strategy related derivatives instruments, plus any required initial margin payments, is normally expected to be less than 5% of the fund's net assets.

The following disclosure replaces similar disclosure contained under the "MAIN RISKS" sub-heading in the summary section and the "FUND DETAILS" section of the fund's prospectus.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


To the extent portfolio management seeks to identify interest rate trends using derivatives, the risk of loss may be heightened during periods of rapid changes in interest rates.

The following information is added under the "Management Fee" sub-heading of the "WHO MANAGES AND OVERSEES THE FUNDS" section of the fund's prospectus:



Deutsche GNMA Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.315% on the first $1 billion of the fund's average daily net assets, 0.310% on the next $1.5 billion, 0.300% on the next $2.5 billion, 0.280% on the next $2.5 billion, 0.260% on the next $2.5 billion, 0.240% on the next $2.5 billion and 0.220% thereafter.


February 16, 2017
PROSTKR-771

                                                   Deutsche
                                                   Asset Management [DB Logo]



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               Please Retain This Supplement for Future Reference


February 16, 2017
PROSTKR-771
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